UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 1, 2008
THERMADYNE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-13023 (Commission File Number)	74-2482571 (I.R.S. Employer Identification No.)

16052 Swingley Ridge Road, Suite 300 Chesterfield, Missouri (Address of principal executive offices)	63017 (Zip Code)
(636) 728-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On May 1, 2008 Thermadyne Holdings Corporation announced that Standard & Poor’s (S&P’s) Ratings Services upgraded the Company’s corporate credit rating to B- from CCC+. At the same time, S&P raised the rating on Thermadyne’s $175 million 9.25% senior unsecured subordinated notes due 2014 to CCC from CCC-. S&P also raised its outlook to positive. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, contains additional details about the Company’s upgrade.

Item 9.01.	Financial Statements and Exhibits.
     d) Exhibits.

Exhibit Number	Description

99.1	Press release of Thermadyne Holdings Corporation issued May 1, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 1, 2008

THERMADYNE HOLDINGS CORPORATION
By:	/s/ Mark A. McColl
	Name:	Mark A. McColl
	Title:	Interim General Counsel and Corporate Secretary